SECURITY AND PLEDGE AGREEMENT
                                  (Subsidiary)


1.    Identification.

      This Security and Pledge Agreement (the "Agreement"), dated as of July 5, 2005, is entered into by and between Voipsolutions, a Florida corporation, eGlobalphone, a Florida corporation, Caerus, Inc., a Delaware corporation, Vox Consulting Group, Inc. d/b/a Voipamericas, a Florida corporation, VCG Technologies d/b/a DTNet Technologies, Inc., a Florida corporation, Volo Communications, Inc., a Delaware corporation, Caerus Billing, Inc., a Delaware corporation, Caerus Networks, Inc., a Delaware corporation, VoiceOne Communications, LLC, a Delaware Limited Liability corporation (each referred to as "Debtor" and collectively "Debtors"), and Barbara Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto (collectively, the "Lenders").

2.    Recitals.

      (a) Debtors are direct or indirect wholly-owned subsidiaries of VoIP, Inc., a Texas corporation ("VoIP"). The Lenders have made or are making loans to VoIP (the "Loans"). It is beneficial to Debtor that the Loans were made, are being made and will be made. Debtor will obtain substantial benefit from the proceeds of the Loans.

      (b) The Loans are evidenced by certain convertible promissory notes (each a "Convertible Note") issued by VoIP on or about the date of this Agreement pursuant to subscription agreements (each a "Subscription Agreement") to which Debtor and Lenders are parties and which Convertible Notes are guaranteed by Debtor pursuant to a Guaranty Agreement delivered by Debtor to the Collateral Agent and Lenders (the "Guaranty Agreement"). The Notes are further identified on Schedule A hereto and were and will be executed by Debtor as "Borrower" or "Debtor" for the benefit of each Lender as the "Holder" or "Lender" thereof.

      (c) In consideration of the Loans made by Lenders to VoIP and for other good and valuable consideration, and as security for the performance by VoIP of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Notes presently outstanding or to be outstanding, Subscription Agreements, the Guaranty Agreement and any other agreement between or among them (collectively, the "Obligations"), Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Obligations includes all future advances by Lenders to Debtor advanced on a pro rata basis by all Lenders on substantially the same terms.

      (d) The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated at or about July 5, 2005 ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.


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      (e)   The following defined terms which are defined in the Uniform
            Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.    Grant of General Security Interest in Collateral.

      (a) As security for the Obligations of Debtor, Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

      (b)   "Collateral" shall mean all of the following property of Debtor:

            (i) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:

                  A. Accounts: All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtor, as well as its affiliates, agreements or property securing or relating to any of the items referred to above;

                  B. Goods: All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of goods, including, but not limited to:


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                        (1)   All Inventory, wherever located, whether now owned
                              or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor' business, finished goods, timber cut or to be cut, oil, gas, hydrocarbons and minerals, extracted or to be extracted; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtor' right, title and interest in and to the foregoing (including all of Debtor' rights as a seller of goods);

                        (2) All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor' rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                           C. Property: All now owned and hereafter acquired right, title and interests of Debtor in, to and in respect of any real or other personal property in or upon which Debtor has or may hereafter have a security interest, lien or right of setoff;

                           D. Books and Records: All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtor, any computer service bureau or other third party; and

                           E. Products and Proceeds: All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

            (ii) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of the following:

                  A. the shares of stock, partnership interests, member interests or other equity interests at any time and from time to time acquired by Debtor of any and all entities now or hereafter existing, all or a portion of such stock or other equity interests which are acquired by such entities at any time (such entities, together with the existing issuers, being hereinafter referred to collectively as the "Pledged Issuers" and individually as a "Pledged Issuer"), the certificates representing such shares, partnership interests, member interests or other interests all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, partnership interests, member interests or other interests;


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                  B.    all additional shares of stock, partnership interests,
                        member interests or other equity interests from time to time acquired by Debtor, of any Pledged Issuer, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity; and

                  C. all security entitlements of Debtor in, and all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).

      (c) The Collateral Agent is hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated or otherwise, or after an Event of Default (as defined herein) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4.    Perfection of Security Interest.

      (a) Debtor shall prepare, execute and deliver to the Collateral Agent UCC-1 Financing Statements. The Collateral Agent is instructed to prepare and file at Debtor's cost and expense, financing statements in such jurisdictions deemed advisable to the Collateral Agent, including but not limited to Texas, Florida and Delaware. The Financing Statements are deemed to have been filed for the benefit of the Collateral Agent and Lenders identified on Schedule A hereto.

      (b) All other certificates and instruments constituting Collateral from time to time required to be pledged to Collateral Agent pursuant to the terms hereof (the "Additional Collateral") shall be delivered to Collateral Agent promptly upon receipt thereof by or on behalf of any of Debtor. All such certificates and instruments shall be held by or on behalf of Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Collateral Agent. If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtor shall cause Collateral Agent (or its custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by Collateral Agent with respect to such securities without further consent by Debtor. If any Collateral consists of security entitlements, Debtor shall transfer such security entitlements to Collateral Agent (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Collateral Agent without further consent by Debtor.


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      (c)   Within five (5) days after the receipt by Debtor of any Additional
            Collateral, a Pledge Amendment, duly executed by Debtor, in substantially the form of Annex I hereto (a "Pledge Amendment"), shall be delivered to Collateral Agent in respect of the Additional Collateral to be pledged pursuant to this Agreement. Debtor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder constitute Collateral.

      (d) If Debtor shall receive, by virtue of Debtor's being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to
            Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Collateral Agent, shall segregate it from Debtor's other property and shall deliver it forthwith to Collateral Agent, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Collateral Agent as Collateral and as further collateral security for the Obligations.

5.    Distribution on Liquidation.

      (a) If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall deliver same to the Collateral Agent to be applied to the Obligations, then due, in accordance with the terms of the Convertible Notes.

      (b) So long as no Event of Default exists, Debtor shall be entitled (i) to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral and (ii) may receive and retain any and all dividends, interest payments or other distributions paid in respect of the Collateral.


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      (c)   Upon the occurrence and during the continuation of an Event of
            Default, all rights of Debtor, upon notice given by Collateral Agent, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 5.2, shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting power and receive such payments.

         (d) All dividends, distributions, interest and other payments which are received by Debtor contrary to the provisions of
                  Section 5.3 shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Collateral Agent as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Collateral Agent as Collateral and as further collateral security for the Obligations.

6.    Further Action By Debtor; Covenants and Warranties.

      (a) Collateral Agent at all times shall have a perfected security interest in the Collateral. Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Collateral Agent's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent except for a security interest granted pursuant to that certain Subordinated Loan and Security Agreement, dated as of June 1, 2004, by and among Caerus, Inc. ("Caerus"), each of the subsidiaries of Caerus, and Cedar Boulevard Lease Finance LLC ("Senior Lender"), that certain Senior Secured Promissory Note in the original stated principal amount of $7,000,000 and which is presently in the reduced principal amount of $5,131,818 in favor of Senior Lender, that certain Guaranty and that certain Security Agreement, each dated as of May 31, 2005, by Debtor and each of its subsidiaries, other than Caerus and its subsidiaries, and each of the other agreements entered into in connection with each of the foregoing Agreements. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that, in the opinion of Collateral Agent, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Collateral Agent's or Lenders' security interests therein.


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      (b)   Other than in the ordinary course of business, and except for
            Collateral which is substituted by assets of identical or greater value or which has become obsolete or is of inconsequential in value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent other than a transfer of the Collateral to a wholly-owned subsidiary on prior notice to Collateral Agent, and provided the Collateral remains subject to the security interest herein described. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Collateral Agent and Lenders and Collateral Agent shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtor to evidence or effectuate the same.

      (c) Debtor will, at all reasonable times and upon reasonable notice, allow Collateral Agent or its representatives free and complete access to the Collateral and all of Debtor's records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent reasonably deems necessary.

      (d) Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent and Lenders hereunder, and the Collateral against the claims and demands of all other persons.

      (e) Debtor will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Collateral Agent under this Security Agreement in any material respect.

      (f) Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor shall be in form and amounts reasonably acceptable to Collateral Agent. Debtor shall make the Collateral Agent a first loss payee thereon to the extent of its interest in the Collateral. Collateral Agent is hereby irrevocably (until the Obligations are paid in full) appointed Debtor' attorney-in-fact to endorse any check or draft that may be payable to Debtor so that Collateral Agent may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance (subject to the rights of senior secured parties), less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

      (g) Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor. Upon Debtor' failure to do so, all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Collateral Agent upon demand and shall bear interest at the lesser of 15% per annum or the highest legal amount from the dates of such expenditures until paid.


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      (h)   Upon the request of Collateral Agent, Debtor will furnish to
            Collateral Agent within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Collateral Agent of this Security Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by Debtor, if any, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

      (i) Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to perfect its security interest hereunder.

      (j) Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

      (k) Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Collateral Agent, except to a subsidiary organized and located in the United States, on prior notice to Collateral Agent provided the Collateral remains subject to the security interest herein described.

      (l) Debtor shall cause each Subsidiary of Debtor not in existence on the date hereof to execute and deliver to Collateral Agent promptly and in any event within 10 days after the formation, acquisition or change in status thereof (A) a guaranty guaranteeing the Obligations and (B) a security and pledge agreement, together with (x) certificates evidencing all of the capital stock of any entity owned by such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security Agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any ---------- corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (A) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.


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7.    Power of Attorney.

      After the occurrence and during the uncured continuation of an Event of Default as defined in Section 9 below, Debtor hereby irrevocably constitutes and appoints the Collateral Agent as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

8.    Performance By The Collateral Agent.

      If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Collateral Agent may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.    Event of Default.

      An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes, Subscription Agreement, and any other agreement to which Debtor and a Collateral Agent or Lender are parties. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below. A default by Debtor of any of its material obligations pursuant to this Agreement shall be an Event of Default hereunder and an event of default as defined in the Notes, and Subscription Agreement.

10.   Disposition of Collateral.

      Upon and after any Event of Default which is then continuing,


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      (a)   The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

      (b) If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five business (5) days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial
            Code) shall be given to Debtor of the time and place of any sale of Collateral, which Debtor hereby agrees may be by private sale. The rights granted in this Section are in addition to any and all rights available to Collateral Agent under the Uniform Commercial Code.

      (c) The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

      (d) All proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender's pro rata portion of the proceeds with sums owed to such Lender by Debtor arising under the Obligations or any other source.

      (e) The foregoing notwithstanding upon any payment or distribution of assets of the Debtor of any kind or character whether in cash or property, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Debtor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Lender's obligations shall first be paid in full before the Lenders shall be entitled to retain any assets so paid or distributed in respect of the Obligations (whether for principal, premium, interest or otherwise except for payments of principal, interest, Liquidated Damages, fees and expenses or any other payments in accordance with the terms of the Transaction Documents), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, to which the Lenders would be entitled, except as otherwise provided herein, shall be paid to the Senior Lender by the Debtor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Lenders if received by them.


                                       10
(Security and Pledge Agreement (subsidiary))

11.   Waiver of Automatic Stay.

      Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent or Lenders may be entitled under the Note, Subscription Agreement, Guaranty Agreement, and any other agreement to which the Debtor, Lenders or Collateral Agent are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law.

12.   Miscellaneous.

      (a) Expenses. Debtor shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Collateral Agent.

      (b) Waivers, Amendment and Remedies. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.


                                       11
(Security and Pledge Agreement (subsidiary))

      (c) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

            To Debtor:                  c/o VoIP, Inc.
                                        12330 SW53 Street, Suite 712
                                        Cooper City Florida 33330
                                        Attn:  Steven Ivester, President and CEO
                                        Fax: (954) 434-2877

            With a copy by telecopier
              only to:                  Ronald L. Brown, Esq.
                                        Andrews Kurth, LLP
                                        717 Main Street, Suite 3700
                                        Dallas, Texas 75201
                                        Fax: (214) 659-4819

            To Lenders:                 To the addresses and telecopier numbers
                                        set forth on Schedule A

            To the Collateral Agent:    Barbara R. Mittman
                                        Grushko & Mittman, P.C.
                                        551 Fifth Avenue, Suite 1601
                                        New York, New York 10176
                                        Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

      (d) Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns. All the rights and benefits granted by Debtor to the Collateral Agent and Lenders in the Loan Documents and other agreements and documents delivered in connection therewith are deemed granted to both the Collateral Agent and Lenders.

      (e) Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.


                                       12
(Security and Pledge Agreement (subsidiary))

      (f) Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against Debtor with respect to this Agreement may be brought in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

      (g) Entire Agreement. This Agreement contains the entire agreement of the parties and supercedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

      (h) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

    This Security Agreement (Subsidiary) may be signed by facsimile signature and delivered by confirmed facsimile transmission.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       13
(Security and Pledge Agreement (subsidiary))

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement (Subsidiary), as of the date first written above.

"DEBTOR"                             "DEBTOR"
VOIPSOLUTIONS                        EGLOBALPHONE
a Florida corporation                a Florida corporation

By:/s/ Steven Ivester                By: /s/ Steven Ivester
   --------------------------           -------------------
Its: CEO                             Its: CEO
     ------------------------            ----


"DEBTOR"                             "DEBTOR"
CAERUS, INC.                         VOX CONSULTING GROUP, INC.
a Delaware corporation               a Florida corporation

By: /s/ Steven Ivester               By: /s/ Steven Ivester
   --------------------------           -------------------
Its: CEO                             Its: CEO
    -------------------------            ----


"DEBTOR"                             "DEBTOR"
VCG TECHNOLOGIES                     VOLO COMMUNICATIONS, INC.
a Florida corporation                a Delaware corporation

By: /s/ Steven Ivester               By: /s/ Steven Ivester
   --------------------------           -------------------
Its: CEO                             Its: CEO
    -------------------------            ----


"DEBTOR"                             "DEBTOR"
CAERUS BILLING, INC.                 CAERUS NETWORKS, INC.
a Delaware corporation               a Delaware corporation

By: /s/ Steven Ivester               By: /s/ Steven Ivester
   --------------------------           -------------------
Its: CEO                             Its: CEO
    -------------------------            ----


"DEBTOR"                             "THE COLLATERAL AGENT"
VOICEONE COMMUNICATIONS, INC.        BARBARA R. MITTMAN
a Delaware corporation

By: /s/ Steven Ivester               By: /s/ Barbara R. Mittman
   --------------------------           -----------------------
Its: CEO


        APPROVED AND, AS TO SECTIONS 6.1 AND 10.5, AGREED TO BY "LENDERS"


/s/ Stonestreet Limited Partnership  /s/ Whalehaven Capital Fund Ltd.
-----------------------------------  --------------------------------
STONESTREET LIMITED PARTNERSHIP      WHALEHAVEN CAPITAL FUND LTD.

/s/ Ellis Enterprises Ltd.           /s/ Bristol Investment Fund, Ltd.
-----------------------------------  ---------------------------------
ELLIS ENTERPRISES LTD.               BRISTOL INVESTMENT FUND, LTD.

/s/ Alpha Capital Aktiengesellschaft
------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT


(Security and Pledge Agreement (subsidiary))

                   SCHEDULE A TO SECURITY AND PLEDGE AGREEMENT

----------------------------------- -------------------- -----------------------
                                    INITIAL CLOSING      SECOND CLOSING
LENDER                              NOTE PRINCIPAL       NOTE PRINCIPAL
----------------------------------- -------------------- -----------------------
STONESTREET LIMITED PARTNERSHIP     $287,500.00          $287,500.00
33 Prince Arthur Ave.
Toronto, Ontario M5R 1B2, Canada
Fax: (416) 323-3693
----------------------------------- -------------------- -----------------------
WHALEHAVEN CAPITAL FUND LTD.        $230,000.00          $230,000.00
3RD Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
Fax: (441) 292-1373
----------------------------------- -------------------- -----------------------
ELLIS INTERNATIONAL LTD.            $143,750.00          $143,750.00
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
Fax: (516) 887-8990
----------------------------------- -------------------- -----------------------
BRISTOL INVESTMENT FUND, LTD.       $383,332.95          $383,332.95
Caledonia House, Jennett Street
George Town, Grand Cayman
Cayman Islands
Fax: (323) 468-8307
----------------------------------- -------------------- -----------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT    $383,332.95          $383,332.95
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
----------------------------------- -------------------- -----------------------
TOTAL                               $1,427,915.90        $1,427,915.90
----------------------------------- -------------------- -----------------------


(Security and Pledge Agreement (subsidiary))

                                     ANNEX I

                                       TO

                          SECURITY AND PLEDGE AGREEMENT

                                PLEDGE AMENDMENT

      This Pledge Amendment, dated _________ __, 200_, is delivered pursuant to
Section 4.3 of the Security and Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security and Pledge Agreement, dated June ____, 2005, as it may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to Collateral Agent and become part of the Collateral referred to in such Security and Pledge Agreement and shall secure all of the Obligations referred to in such Security and Pledge Agreement.


----------------------- ----------------- ----------------- --------------------

                             Number                             Certificate
Name of Issuer             of Shares           Class             Number(s)
--------------             ---------           -----             ---------
----------------------- ----------------- ----------------- --------------------
----------------------- ----------------- ----------------- --------------------

----------------------- ----------------- ----------------- --------------------
----------------------- ----------------- ----------------- --------------------

----------------------- ----------------- ----------------- --------------------
----------------------- ----------------- -----------------

----------------------- ----------------- -----------------


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

(Security and Pledge Agreement (subsidiary))